UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2015

BARINGTON/HILCO ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36832	47-1455824
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue, 17th Floor

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 974-5710

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On March 5, 2015, Barington/Hilco Acquisition Corp. (the “Company”), a Delaware corporation formed as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, was informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units will be able to separately trade the shares of common stock, rights and warrants included in such units commencing on or about March 6, 2015. The shares of common stock, rights and warrants will be listed on the NASDAQ Capital Market (“NASDAQ”) under the symbols BHAC, BHACR and BHACW, respectively. Units not separated will continue to be listed on NASDAQ under the symbol BHACU.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release dated March 5, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2015

BARINGTON/HILCO ACQUISITION CORP.

By:	/s/ James A. Mitarotonda
James A. Mitarotonda
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 5, 2015

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